EXHIBIT 32.1

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the AccuPoll Holding Corp. Annual Report on Form 10-KSB/A for the year ended June 30, 2003 as filed with the Securities and Exchange Commission on the date hereof, I, Dennis Vadura, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

        1. Such annual report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and

        2. The information contained in such Annual Report on Form 10-KSB/A fairly presents, in all material respects, the financial condition and results of operations of AccuPoll.

Date: June 7, 2004.

                                    By:  /s/ Dennis Vadura
                                       -----------------------------------------
                                             Dennis Vadura
                                             Chief Executive Office and Director

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to AccuPoll Holding Corp. and will be retained by AccuPoll Holding Corp. and furnished to the Securities and Exchange Commission or its staff upon request.